ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement (this “Agreement”), dated as of April 4, 2016 is entered into between Turnaround Strategies, Inc., a Florida corporation as assignee (“Assignee”) for the assets of WeedHire International, Inc., a Delaware corporation, and AnythingIT, LLC, a Delaware limited liability company (“Buyer”).

RECITALS

WHEREAS, WeedHire International, Inc. filed an Assignment for the Benefit of Creditors proceeding in Delaware Court of Chancery (“Court”) pursuant to Title 10 Section 73, §7381-87 Delaware Code (“ABC Statute”) and assigned its assets to Assignee, which is the Seller under this Agreement (“Seller”).

WHEREAS, Seller wishes to sell and assign to Buyer, and Buyer wishes to purchase and assume from Seller, the rights and obligations of Seller to the Purchased Assets and the Assumed Liabilities (as defined herein), subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Article I

Purchase and Sale

Section 1.01 Purchase and Sale of Assets. Subject to the terms and conditions set forth herein, Seller shall sell, assign, transfer, convey and deliver to Buyer, and Buyer shall purchase from Seller, all of Seller’s right, title and interest in the assets set forth on Section 1.01 of the disclosure schedules (“Disclosure Schedules”) attached hereto (the “Purchased Assets”), except for the representations set forth below, the Purchased Assets are sold “AS-IS” without any warranties, express or implied as to the condition of the Purchased Assets.

Section 1.02 Assumption of Liabilities. Subject to the terms and conditions set forth herein, Buyer shall assume and agree to pay, perform and discharge the liabilities and obligations set forth on Section 1.02 of the Disclosure Schedules under the Purchased Assets, but only to the extent of the amounts set forth in Section 1.02 of the Disclosure Schedules (collectively, the “Assumed Liabilities”). Other than the Assumed Liabilities, Buyer shall not assume any liabilities or obligations of Seller of any kind, whether known or unknown, contingent, matured or otherwise, whether currently existing or hereinafter created.

Section 1.03 Purchase Price. The aggregate purchase price for the Purchased Assets shall be $35,000 in cash (the “Purchase Price”) plus the assumption of the Assumed Liabilities. The Buyer shall pay the Purchase Price to Seller at the Closing (as defined herein) in cash, by wire transfer of immediately available funds in accordance with the wire transfer instructions set forth in Section 1.03 of the Disclosure Schedules.

Article II

Closing

Section 2.01 Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place as soon as practicable (the “Closing Date”) at the offices of Rice Pugatch Robinson Storfer & Cohen, PLLC, 101 NE Third Avenue, Suite 1800, Fort Lauderdale, Florida 33301. The consummation of the transactions contemplated by this Agreement shall be deemed to occur at 12:01 a.m. on the Closing Date.

Section 2.02 Closing Deliverables

(a) At the Closing, Seller shall deliver to Buyer the following:

(i) a bill of sale in form and substance satisfactory to Buyer (the “Bill of Sale”) and duly executed by Seller, transferring the Purchased Assets to Buyer;

(ii) an assignment and assumption agreement in form and substance satisfactory to Buyer (the “Assignment and Assumption Agreement”) and duly executed by Seller, effecting the assignment to and assumption by Buyer of the Purchased Assets and the Assumed Liabilities;

(iii) an Assignment and Assumption of Lease in form and substance satisfactory to Buyer (the “Assignment and Assumption of Lease”) and duly executed by Seller and the landlord;

(iv) such other customary instruments of transfer, assumption, filings or documents, in form and substance reasonably satisfactory to Buyer, as may be required to give effect to this Agreement.

(b) At the Closing, Buyer shall deliver to Seller the following:

(i) the Purchase Price;

(ii) the Assignment and Assumption Agreement duly executed by Buyer;

(iii) the Assignment and Assumption of Lease duly executed by Buyer; and

Section 2.03 Closing Conditions Buyer shall not be required to consummate the Closing and may terminate this Agreement if any of the following occur:

(a) Any Assumed Liability is in excess of the amount listed on Schedule 1.03;

(b) There is a material adverse change in Seller’s business or the assets between the date of this Agreement and the Closing Date.

(c) The Seller has filed a petition in bankruptcy under any provisions of federal or state bankruptcy Law or consent to the filing of any bankruptcy petition against it under any similar law.

(d) An action, suit, investigation or proceeding shall have been instituted or threatened by any third party, governmental or regulatory agency to restrain, prohibit or otherwise challenge the legality or validity of the transactions contemplated by this Agreement.

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Article III

Representations and warranties of seller

To the best of the Seller’s knowledge and belief, Seller represents and warrants to Buyer that the statements contained in this Article III are true and correct as of the date hereof. For purposes of this Article III, “Seller’s knowledge,” “knowledge of Seller” and any similar phrases shall mean the actual or constructive knowledge of any director or officer of Seller, after due inquiry.

Section 3.01 Authority of Seller; Enforceability. Seller has full corporate power and authority to enter into this Agreement and the documents to be delivered hereunder, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by Seller of this Agreement and the documents to be delivered hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of Seller. This Agreement and the documents to be delivered hereunder have been duly executed and delivered by Seller, and (assuming due authorization, execution and delivery by Buyer) this Agreement and the documents to be delivered hereunder constitute legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms.

Section 3.02 Consents. Seller has fully complied with all of the requirements of the ABC Statute and no further approvals are required by the Assignee or the Seller in order to consummate the transactions contemplated by this Agreement. No consent, approval, waiver or authorization is required to be obtained by Seller from any person or entity (including any governmental authority) in connection with the execution, delivery and performance by Seller of this Agreement and the consummation of the transactions contemplated hereby.

Section 3.03 Title to Purchased Assets. Seller owns and has good title to the Purchased Assets.

Section 3.04 Legal Proceedings. There is no claim, action, suit, proceeding or governmental investigation (“Action”) of any nature pending or, to Seller’s knowledge, threatened against or by Seller (a) relating to or affecting the Purchased Assets or the Assumed Liabilities; or (b) that challenges or seeks to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action.

Section 3.05 As Is. Except for the representations set forth above, the Purchased Assets are sold “AS-IS” without any warranties, express or implied, as to the condition of the Purchased Assets.

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Article IV

Representations and warranties of buyer

Buyer represents and warrants to Seller that the statements contained in this Article IV are true and correct as of the date hereof. For purposes of this Article IV, “Buyer’s knowledge,” “knowledge of Buyer” and any similar phrases shall mean the actual or constructive knowledge of any director or officer of Buyer, after due inquiry.

Section 4.01 Organization and Authority of Buyer; Enforceability. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware. Buyer has full corporate power and authority to enter into this Agreement and the documents to be delivered hereunder, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by Buyer of this Agreement and the documents to be delivered hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of Buyer. This Agreement and the documents to be delivered hereunder have been duly executed and delivered by Buyer, and (assuming due authorization, execution and delivery by Seller) this Agreement and the documents to be delivered hereunder constitute legal, valid and binding obligations of Buyer enforceable against Buyer in accordance with their respective terms.

Section 4.02 No Conflicts; Consents. The execution, delivery and performance by Buyer of this Agreement and the documents to be delivered hereunder, and the consummation of the transactions contemplated hereby, do not and will not: (a) violate or conflict with the certificate of incorporation, by-laws or other organizational documents of Buyer; or (b) violate or conflict with any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Buyer. No consent, approval, waiver or authorization is required to be obtained by Buyer from any person or entity (including any governmental authority) in connection with the execution, delivery and performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby.

Section 4.03 Legal Proceedings. There is no Action of any nature pending or, to Buyer’s knowledge, threatened against or by Buyer that challenges or seeks to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action.

Article V

Covenants

Section 5.01 Operation in the Ordinary Course. Until the Closing, Seller shall operate the business in the ordinary course.

Section 5.02 Bulk Sales Laws. The parties hereby waive compliance with the provisions of any bulk sales, bulk transfer or similar laws of any jurisdiction that may otherwise be applicable with respect to the sale of any or all of the Purchased Assets to Buyer.

Section 5.03 Transfer Taxes. All transfer, documentary, sales, use, stamp, registration, value added and other such taxes and fees (including any penalties and interest) incurred in connection with this Agreement and the documents to be delivered hereunder shall be borne and paid by Buyer when due. Buyer shall, at its own expense, timely file any tax return or other document with respect to such taxes or fees (and Seller shall cooperate with respect thereto as necessary).

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Section 5.04 Further Assurances. Following the Closing, each of the parties hereto shall execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement and the documents to be delivered hereunder.

Article VI

SURVIVAL OF REPRESENTATIONS AND WARRANTIES

Section 6.01 Survival. All representations, warranties, covenants and agreements contained herein shall not survive the Closing.

Article VII

Miscellaneous

Section 7.01 Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

Section 7.02 Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 7.02):

If to Seller:	Phil Von Kahle Michael Moecker & Associates, Inc. 3613 North 29th Avenue Hollywood, FL 33020 Facsimile: 954-252-2791 E-mail: philv@MOECKER.com
with a copy to:	Thomas J. Francella, Jr. Whiteford Taylor & Preston LLC Renaissance Centre 405 N. King Street, Suite 500 Wilmington, DE 19801 Facsimile: 302-357-3272 E-mail: tfrancella@wtplaw.com

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If to Buyer:	Anything IT, LLC 17-09 Zink Place, Unit 1 Fair Lawn, NJ 07410 Facsimile: 201-475-7310 E-mail: daveb@anythingit.com Attention: David Bernstein
with a copy to:	Craig A. Pugatch Rice Pugatch Robinson Storfer & Cohen, PLLC 101 NE Third Avenue, Suite 1800 Fort Lauderdale, FL 33301 Facsimile: 954-462-4300 E-mail: capugatch@rprslaw.com

Section 7.03 Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

Section 7.04 Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

Section 7.05 Entire Agreement. This Agreement and the documents to be delivered hereunder constitute the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Agreement and the documents to be delivered hereunder, the Exhibits and Disclosure Schedules (other than an exception expressly set forth as such in the Disclosure Schedules), the statements in the body of this Agreement will control.

Section 7.06 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party may assign its rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. No assignment shall relieve the assigning party of any of its obligations hereunder.

Section 7.07 No Third-party Beneficiaries. Except as provided in Article VI, this Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

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Section 7.08 Amendment and Modification. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto.

Section 7.09 Waiver. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

Section 7.10 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Delaware.

Section 7.11 Submission to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States of America or the courts of the State of Delaware, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding.

Section 7.12 Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Agreement or the transactions contemplated hereby.

Section 7.13 Specific Performance. The parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity.

Section 7.14 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[SIGNATURES ON NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

TURNAROUND STRATEGIES, INC.

By:	/s/ Philip von Kahle
Name:	Philip von Kahle
Title:	Assignee

ANYTHINGIT, LLC

By:	/s/ David Bernstein
Name:	David Bernstein
Title:	Manager

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Section 1.01 of Disclosure Schedule

a locaetd at 17-09 Zink Place Unit 1, Fair Lawn NJ 07410

Manufacturer
warehouse supply	Stools
warehouse supply	Stools
warehouse supply	Stools
warehouse supply	Stools
warehouse supply	Stools
warehouse supply	Stools
warehouse supply	Stools
warehouse supply	Stools
warehouse supply	Stools
warehouse supply	Stools
warehouse supply	Stools
warehouse supply	Stools
warehouse supply	Stools
warehouse supply	Stools
warehouse supply	Stools
warehouse supply	Stools
warehouse supply	Stools
warehouse supply	Stools
warehouse supply	Stools
warehouse supply	Stools
office furniture	Chairs
office furniture	Chairs
office furniture	Chairs
office furniture	Chairs
office furniture	Chairs
office furniture	Chairs
office furniture	Chairs
office furniture	Chairs
office furniture	Chairs
office furniture	Chairs
office furniture	Chairs
office furniture	Chairs
office furniture	Chairs
office furniture	Chairs
office furniture	Chairs
office furniture	Chairs
office furniture	Chairs
office furniture	Chairs
office furniture	Chairs
office furniture	Chairs
office furniture	Chairs
office furniture	Chairs
office furniture	Chairs
office furniture	Chairs
office furniture	Chairs
office furniture	Chairs
office furniture	Chairs
office furniture	Chairs
office furniture	Chairs
office furniture	Chairs
office furniture	Chairs
office furniture	Chairs
office furniture	Chairs
office furniture	Chairs
office furniture	Chairs
office furniture	Chairs
office furniture	Chairs
office furniture	Chairs
office furniture	Chairs
office furniture	Chairs
office furniture	Chairs
office furniture	Chairs
office furniture	Chairs
office furniture	Chairs
office furniture	Chairs
office furniture	Chairs
office furniture	Chairs
office furniture	Chairs
office furniture	Chairs
office furniture	Chairs
office furniture	Desks
office furniture	Desks
office furniture	Desks
office furniture	Desks
office furniture	Desks
office furniture	Desks
office furniture	Desks
office furniture	Desks
office furniture	Desks
office furniture	Desks
office furniture	Desks
office furniture	Desks
office furniture	Desks
office furniture	Conference Table
office furniture	Conference Table
uline	Tech Benches
uline	Tech Benches
uline	Tech Benches
uline	Tech Benches
uline	Tech Benches
uline	Tech Benches
uline	Tech Benches
uline	Tech Benches
uline	Tech Benches
uline	Tech Benches
uline	Tech Benches
uline	Tech Benches
uline	Tech Benches
uline	Tech Benches
uline	Tech Benches
uline	Tech Benches
uline	Tech Benches
uline	Tech Benches
uline	Rolling Rack
uline	Rolling Rack
uline	Rolling Rack
uline	Rolling Rack
uline	Rolling Rack
uline	Rolling Rack
uline	Rolling Rack
uline	Rolling Bench
uline	Rolling Bench
uline	Rolling Bench
uline	Rolling Bench
uline	Rolling Bench
uline	Rolling Bench
Nissan	Forklift
Garrett	Metal Detector
Garrett	Metal Detector
Vestil	Wrapping Machine
Vestil	Scale
SalterBrecknell	Scale
Triner	Scale
AmeriShred HDS	Shredder
global	Banding Carts
global	Banding Carts
global	Banding Carts
global	Power Pallet Jack
global	Power Pallet Jack
global	Manual Pallet Jack
global	Manual Pallet Jack
global	Manual Pallet Jack
global	Manual Pallet Jack
global	Manual Pallet Jack
global	Manual Pallet Jack
global	Manual Pallet Jack
global	Manual Pallet Jack
global	Manual Pallet Jack
office furniture	Cubicle 4 unit
office furniture	Cubicle 4 unit
office furniture	File Cabinets
office furniture	File Cabinets
office furniture	File Cabinets
office furniture	File Cabinets
office furniture	File Cabinets
office furniture	File Cabinets
office furniture	File Cabinets
office furniture	File Cabinets
office furniture	File Cabinets
office furniture	File Cabinets
office furniture	File Cabinets
office furniture	File Cabinets
office furniture	Credenza
office furniture	Credenza
office furniture	Credenza
office furniture	Credenza
office furniture	Credenza
office furniture	Credenza

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IT Equipment
	BRAND	MODEL
Desktop/Servers	Apple	PowerMac A1186
	HP	6200 Pro SFF
	HP	Z400 Workstation
	Apple	PowerMac A1186
	Apple	PowerMac A1186
	HP	6200 Pro SFF
	HP	Elite 8300 SFF
	HP	8100 Elite SFF
	HP	8100 Elite SFF
	HP	Z400 Workstation
	HP	Z400 Workstation
	HP	8100 SFF
	Dell	Optiplex 760
	Dell	Optiplex 748
	Dell	Optiplex 780
	Dell	Optiplex 745
	Dell	Optiplex 745
	Dell	Optiplex 755
	Dell	Optiplex 745
	Dell	Optiplex 755
	Dell	Optiplex 755
	Dell	Optiplex 745
	Dell	Optiplex 745
	Dell	Optiplex 745
	Dell	Optiplex 755
	Dell	Optiplex 745 SFF
	HP	dc7600 SFF
	Dell	Optiplex 745 SFF
	Dell	PowerEdge R710
	Diligiant	NAS
	HP	DL180G6
	Dell	PowerEdge R710
	HP	ProLiant DL360 G5
	HP	ProLiant DL360 G5
	HP	ProLiant DL360 G5
	HP	ProLiant DL320s
	Dell	R410
	Dell	R410
	Cisco	NAC Appliance 3390
	Dell	Optiplex 755
	Custom	Neat01
	Custom	Neat02
	Custom	Neat03
	Custom	Neat04
	Custom	Neat05
	Custom	Neat06
	Custom	Neat07
	Custom	Neat08
Laptops	HP	Elite 6930P
	Lenovo	X201
	Dell	Latitude D630C
	Dell	X201
	Lenovo	X420
	Dell	Latitude D630C
	Dell	Latitude D630C
	Dell	Latitude 830
Monitors	Dell	S2440L
	SamSung	SyncMaster BX2350
	SamSung	SyncMaster 2243BWT
	SamSung	SyncMaster 2243BWT
	SamSung	SyncMaster 2243BWT
	SamSung	SyncMaster 2243BWT
	ViewSonic	VS12132
	ViewSonic	VS12132
	SamSung	SyncMaster 2243BWT
	Dell	2209WA
	SamSung	SyncMaster 2243BWT
	SamSung	SyncMaster 2243BWT
	SamSung	SyncMaster 2243BWT
	SamSung	SyncMaster 2233SW
	Dell	2208WFPt
	SamSung	SyncMaster 2243BWT
	Dell	2005FPW
	SamSung	SyncMaster 2243BWT
	Dell	2407WFPb
	Dell	2405FPw
	Dell	2405FPw
	Dell	G2410T
	HP	ZR22W
	HP	ZR22W
	Dell	1907FPc
	Dell	2407WFPL
	Dell	1908WFPt
	Dell	1908WFPt
	Dell	1908WFPt
	Nec	LCD1512
	Dell	1907FPI
	HP	ZR24W
	HP	LP2475W
	Dell	2007WFPb
	Dell	2009W
	Dell	1908WFPf
	Dell	1907FPt
	Nec	LCD2170NX-BK
	SamSung	SyncMaster 244T
	SamSung	SyncMaster 345BW
	Dell	1908WFPt
	HP	1740
	Dell	1907FPVt
	Dell	1707FPt
	Dell	2243BWT-I
	ViewSonic	V223W
	HP	L1950
	Dell	2047WFPb
	Dell	2007WFPb
	Dell	2208WPPb
	NEC	LCD1860NX
	ViewSonic	VS12512
	Dell	2405FPW
	Dell	1909W
	Dell	2007FPb
	Dell	2007FPb
	Dell	E151FP
	HP	TFT 7600 RKM
	Dell	1950FP
	SamSung	SyncMaster 2243BWFTAA1
Network	Cisco	ws-c3750g-24ts-s
	Cisco	ws-c3750g-24ts-e
	Cisco	ws-c2960g-48tc-l
	Cisco	ws-c2950t-24
	Cisco	ws-c2960-24tt-l
	Cisco	ws-c2960-24t-l
	Cisco	ws-c2950t-24
	Cisco	ws-c2950t-24
	Cisco	air-ap1242ag-a-k9
	Linksys	wrt54g
	Linksys	wrt54gl
	Linksys	wrt54g
	Dell	PowerConnect 6224
	Cisco	ws-3750g-24ts-e
	Cisco	ws-3750g-24ts-e
	Cisco	air-ap1242ag-a-k9
	Cisco	air-ap1242ag-a-k9
	Cisco	air-ap1242ag-a-k9
	HP	ProCurve 2848(4904A)
	HP	ProCurve 2848(4904A)
	HP	ProCurve 2848(4904A)
	HP	ProCurve 2848(4904A)
	HP	ProCurve 2848(4904A)
	HP	ProCurve 2650(J4899C)
	Cisco	ws-c2960-24tt-l
Printers	HP	LaserJet 4050N
	HP	LaserJet P2015dn
	HP	LaserJet 1320
	HP	LaserJet 1320
	Zebra	105SL
	HP	LaserJet P2015dn
	Dymo	LaserWriter 400
	Dymo	LaserWriter 400
	Zebra	ZP450
	HP	LaserJet 4100tn
	Zebra	105SL
	Dymo	LaserWriter 400
	Dymo	LaserWriter 400
	Dymo	LaserWriter 400
	HP	LaserJet P2015
	HP	LaserJet 4050TN
	HP	P2055dn
	Dymo	LaserWriter 400
	HP	LaserJet 4345mfp
	Dymo	LaserWriter 400
	Dymo	LaserWriter 400
	Dymo	LaserWriter 400
UPS	Tripp Lite	SmartProUPS SMART3000RM2U/AGSM6908
	Tripp Lite	SmartProUPS SMART3000RM2U/AGSM6908
	Tripp Lite	SmartProUPS SMX2200XLRT2U/AGSM7145
	APC	SmartUPS 2200
	APC	SmartUPS 2200
Hvac	Denso	MovinCool 15SFU-1
	Air-Con	Ductless AC A13EM4H4G12/A13CH4H4G12, A13CH4H4G12(compressor)
	Danby	DPA80A1CB
	TOYOTOMI	TID-1800
	HoneyWell	HEPA Air Purifier 50250-S
Handhelds	Symbol	MC9063
	Symbol	MC9063
	Symbol	MC9063
	Motion Computing	MC-C5
	Motion Computing	MC-C5
	Motion Computing	MC-C5
Phones	Cisco	CP-7960G
	Cisco	CP-7960G
	Cisco	CP-7960G
	Cisco	CP-7960G
	Cisco	CP-7960G
	Cisco	CP-7960G
	Cisco	CP-7960G
	Cisco	CP-7960G
	Cisco	CP-7960G
	Cisco	CP-7960G
	Cisco	CP-7960G
	Cisco	CP-7960G
	Cisco	CP-7960G
	Cisco	CP-7960G
	Cisco	CP-7960G
	Cisco	CP-7960G
	Cisco	CP-7960G
	Cisco	CP-7960G
Misc	Panasonic	TH-42PWD8
	HP	Digital Sender 9250C
	Compaq	Storage Works Ultrium 960
	TrendNet	KVM Switch TK-1603R
	TrendNet	KVM Switch TK-1603R
	TrendNet	KVM Switch TK-1603R
	TrendNet	KVM Switch TK-1603R
	Dell	KVM Switch 1016-003

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WeedHire Trademark	Registration Number 4783237
**BE ADVISED We do not own the domain name weedhire.com
anythingit.com domain
ANYTHINGIT Trademark	Serial Number	Reg. Number	Word Mark	Check Status	Live/Dead
	1	78959935	3318296	ANYTHINGIT	TSDR	LIVE
	2	78928734	3329420	ANYTHINGIT	TSDR	LIVE

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Section 1.02 of Disclosure Schedule

Name	Amount
92 ROUTE 46 ASSOCIATESLLC	$468,750.00
AXIS GLOBALS-V	$6,427.19
CFO ON CALL	$3,995.00
QUICK INTERNATIONAL	$10,742.23
WELLS FARGO-Forklift	$6,600.88
WELLS FARGO-Racking	$1,003.63
GE capital-copier	$3,057.45
BANKDIRECT CAPITAL FINANCE, LLC.	$3,271.00
FAI	$34,490.50
MicroTch	$51,580.00
ULLINK	$29,000.00

$618,917.88

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